EXHIBIT 10.27

 SECOND AMENDMENT TO AGREEMENT FOR THE PURCHASE

OF ALL THE SHARES OF CAPITAL STOCK

OF COLLINS CONSTRUCTION, INC.

THIS SECOND AMENDMENT TO AGREEMENT FOR THE PURCHASE OF ALL THE SHARES OF CAPITAL STOCK OF COLLINS CONSTRUCTION, INC. ("Second Amendment") is made and entered into by and between COLLINS CONSTRUCTION, INC. a Colorado corporation ("Collins"). FRANK W. COLLINS and JOSHUA GOODSELL ("Sellers") and GEOBIO ENERGY, INC., a publicly-traded Colorado corporation ("Purchaser"). WITNESSETH:

WHEREAS. the parties entered into that certain Agreement for the Purchase of All the Shares of Capital Stock of Collins Construction, Inc., having an effective date of March 31, 20 [0 as amended by the First Amendment to Agreement for the Purchase of All the Shares of Capital Stock of Collins Construction, Inc. dated June I, 2010 (the "Purchase Agreement"); and

WHEREAS, in accordance with the First Amendment to the Purchase Agreement. Purchaser elected to extend the Closing Date until July 16, 2010; and

WHEREAS, the parties are desirous of further extending Closing as set forth below.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions combined herein, the parties hereto agree to amend the Purchase Agreement as follows:

L Closing will take place on Or before September 15, 2010.

2. All other terms, conditions and provisions of the Purchase Agreement shall remain the same and in full force and effect. In the event of any conflict between the Purchase Agreement and this Second Amendment, the terms and conditions of this Second Amendment shall control.

This document may be executed in various counterparts, and when all parties have executed n copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the parties..

The signature of any party transmitted electronically shall be deemed as valid and binding as an original signature.

[Signatures follow on next page]

_____ IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment the ____ day of July, 2010.

SELLERS:                                                                BUYER:

/s/ Frank W. Collins                                              GEOBIO ENERGY, INC.,

Frank W. Collins                                                    a publically-traded Colorado corporation

/s/ Joshua Goodsell                                              /s/ Lance Miyatovich
                                                                                  By:
Joshua Goodsell                                                     Lance Miyatovich, Chief Executive Officer, Chairman

COLLINS CONSTRUCTION, INC.,

 a Colorado corporation

                /s/ Frank W. Collins
By:
                Frank W. Collins, President